Exhibit 10.11

American Superconductor Corporation
Employee Nondisclosure and Developments Agreement

IN CONSIDERATION of my employment or the continuance of my employment by American Superconductor Corporation or any of its subsidiaries (collectively, the "Company"), and for other valuable consideration, receipt of which is acknowledged, I, _________________________ residing at _________________________________________________________________, agree as follows:

1.    Proprietary Information

a.
I agree that all information and know‑how, whether or not in writing, of a private, secret or confidential nature concerning the Company's business, technical and financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, trade secrets, products, processes, designs, know-how, systems, methods, techniques, formulas, compositions, compounds, projects, developments, proposals, plans, research data, clinical data, financial data, personnel data, computer programs, and customer and supplier lists. I will not disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without prior written approval by an officer of the Company, either during or after my employment, unless and until such Proprietary Information has become public knowledge without fault by me. I will, at all times both during and after my employment with Company, take appropriate steps to protect and maintain Proprietary Information.

b.
I agree that all files, notes, letters, memoranda, lists, reports, records, data, sketches, drawings, specifications, software programs, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by me or others, which shall come into my custody or possession, shall be and are the exclusive property of the Company to be used by me only in the performance of my duties for the Company. All such records or copies thereof and all tangible property of the Company in my custody or possession shall be delivered to the Company, upon the earlier of (i) a request by the Company, or (ii) termination of my employment. After such delivery, I shall not retain any such records or copies thereof or any such tangible property.

c.
I agree that my obligation not to disclose or to use information, know‑how and records of the types set forth in paragraphs (a) and (b) above, and my obligation to return records and tangible property, set forth in paragraph (b) above, also extends to such types of information know‑how, records and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to me in the course of the Company's business.

2.    Developments

a.
If, during my employment, I (either alone or with others) have made or shall make, conceive, discover or reduce to practice any invention, discovery, design, development, improvement, process, software program, or work of authorship, whether patentable or not (all of which are called "Developments"), that (a) relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company, (b) results from tasks assigned me by the Company or (c) uses or results from the use of premises, Proprietary Information or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, such Developments and the benefits thereof shall immediately become the sole and absolute property of the Company. I agree to promptly and fully disclose to the Company each such Development.

b.
I agree to assign and do hereby assign to the Company (or any person or entity designated by the Company) all my right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. I understand that, to the extent this Agreement shall be construed in accordance with the laws of any state which precludes a requirement in an employment agreement to assign certain classes in inventions made by an employee, this paragraph 2(b) shall be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes.

c.
I agree to cooperate fully with the Company, both during and after my employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments. I shall take such acts and shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development. I will also, at the request and cost of the Company, sign and execute such papers and documents, including powers of attorney, and take such acts as the Company and its duly authorized agents may reasonably require to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyrights or other analogous protection.

d.
I have disclosed in writing to the Company all Developments which I have made or conceived prior to my employment with the Company and I understand that these Developments are excluded from this Agreement.

3.    Other Agreements

I hereby represent that, except as I have disclosed in writing to the Company, I am not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of my employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. I further represent that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company, and I will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict with this representation.

4.    United States Government and Other Obligations

I acknowledge that the Company from time to time may have agreements with other persons or organizations, or with the United States Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. I agree to be bound by all such obligations and restrictions which are made known to me and to take all action necessary to discharge the obligations of the Company under such agreements.

5.    No Employment Contract

I understand that this Agreement does not constitute a contract of employment and does not create an obligation of the Company or any other person or entity to continue my employment for any period of time.

6.    General

a.	The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

b.
This Agreement supersedes all prior Agreements, written or oral, between me and the Company relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by me and the Company. I agree that any change or changes in my duties, salary or compensation after the signing of this Agreement shall not affect the validity or scope of this Agreement.

c.
My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives and will inure to the benefit of the Company and its successors and assigns.

d.
The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

e.
No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

f.
I expressly consent to be bound by the provisions of this Agreement for the benefit of the Company or any subsidiary or affiliate thereof to whose employ I may be transferred without the necessity that this Agreement be re‑signed at the time of such transfer.

g.	This Agreement is governed by and will be construed as a sealed instrument under and in accordance with the laws of the Commonwealth of Massachusetts.

h.
Upon termination of my employment by Company, I will review and reexecute this Agreement (as provided below), thereby acknowledging my continued responsibilities and obligations to the Company following such termination.

I HAVE READ ALL OF THE PROVISIONS OF THIS AGREEMENT AND I UNDERSTAND, AND AGREE TO, EACH OF SUCH PROVISIONS.

_________________________________        _______________________________________
Witness Name                    Employee Name

_________________________________        _______________________________________
Witness Signature                Employee Signature            (Date)

MY EMPLOYMENT WITH THE COMPANY IS BEING TERMINATED. I HAVE REVIEWED THE PROVISIONS OF THIS AGREEMENT ON EVEN DATE HEREWITH AND I UNDERSTAND, AND AGREE TO, THE CONTINUED OBLIGATIONS OF SUCH PROVISIONS.

_________________________________        _______________________________________
Witness Name                    Employee Name

_________________________________        _______________________________________
Witness Signature                Employee Signature            (Date)

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